SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 25, 1999

                   ContiMortgage Home Equity Loan Trust 1999-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                                             16-1565860
                                                             16-1565861
           New York                    33-339505             16-1565862
           --------                    ---------             ----------
 (State or Other Jurisdiction         (Commission          (I.R.S. Employer
        of Incorporation)             File Number)         Identification No.)


  c/o Manufacturers & Traders Trust
  One M&T Plaza
  Buffalo, New York
  Attn: Corporate Trust Department                              14240-2599
  --------------------------------                              ----------
  (Address of Principal)                                        (Zip Code)


        Registrant's telephone number, including area code (716) 842-5589


                                    No Change
             ------------------------------------------------------
          (Former name or former address, if changed since last report)


Note: Please see page 5 for Exhibit Index                                 Page 1

Item 5.  Other Events.

         On November 25, 1999 a scheduled distribution was made from the Trust to holders of the Class A, B and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of October 1999 dated November 25, 1999 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of October 1999 was $205,410.54.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

19. Trustee's Monthly Servicing Report for the month of October 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              By:   CONTISECURITIES ASSET FUNDING CORP.,
                                    As Depositor


                              By: /s/ Joy B. Tolbert
                                  -----------------------------------------
                              Name:  Joy B. Tolbert
                              Title: Vice President and Assistant Secretary

Dated: December 10, 1999

                                  EXHIBIT INDEX

Exhibit No.          Description

      19.  Trustee's Monthly Servicing Report for the Month of October 1999.

                                                                          Page 5